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Exhibit 99.2

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RPM TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED CONVERTIBLE TERM NOTE

FOR VALUE RECEIVED, RPM TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax: 345-949-9877 (together with its registered assigns or successors in interest, the "Holder"), the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), together with any accrued and unpaid interest with respect to this Note, no later than July 9, 2007 (the "Maturity Date").

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof between the Borrower and the Holder (the "Purchase Agreement").

The following terms shall apply to this Note:

ARTICLE I

INTEREST & AMORTIZATION

1.1(a) Interest Rate. Subject to Sections 1.1(b), 4.11 and 5.6 hereof, (x) interest payable on the portion of the aggregate principal amount of this Note (the "Principal Amount") not maintained in the Restricted Account referred to in the Restricted Account Agreement (the "Amortizing Principal Amount") shall accrue at a rate per annum (the "Unrestricted Interest Rate") equal to the "prime rate" published in The Wall Street Journal from time to time, plus three percent (3.0%) and (y) interest payable on the portion of the Principal Amount maintained in the Laurus Restricted Account shall be equal to 1% per annum (the "Restricted Interest Rate" and, together with the Unrestricted Interest Rate, the "Interest Rate") until such time any portion of such amount maintained in the Restricted Account is released for any reason (other than as a result of a conversion of the Monthly Principal Amount into Common Stock in accordance with
Article II or III below) at which time such released portion shall bear interest
set forth in the foregoing clause (x) of this Section 1.1(a).    The
Unrestricted Interest Rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in the prime rate, as set forth in Section 1.1(b) below. Subject to Section 1.1(b), the Unrestricted Interest Rate shall not be less than seven percent (7%). Interest owing hereunder shall be (i) calculated on the basis of a 360-day year, and (ii) payable monthly, in arrears, commencing on August 1, 2004 and on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "Repayment Date").

1.1 (b) Interest Rate Adjustment. If on the last business day of each month hereafter until the Maturity Date (each a "Determination Date") (i) the Borrower shall have registered the shares of the Borrower's common stock underlying each of the Note and that certain warrant issued to Holder on a registration statement declared effective by the Securities and Exchange Commission (the "SEC"), and (ii) the market price (the "Market Price") of the Common Stock as reported by Bloomberg, L.P. on the Principal Market (as defined below) for the ten (10) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty-five percent (25%), the Unrestricted Interest Rate for the succeeding calendar month shall automatically be reduced by 200 basis points (200 b.p.) (2.0%) for each incremental twenty-five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. If on a Determination Date (i) the Borrower shall not have registered the shares of the Borrower's common stock underlying the Note and that certain warrant issued to Holder on a registration statement declared effective by the SEC and which remains effective, and (ii) the Market Price of the Common Stock as reported by Bloomberg, L.P. on the principal market for the ten (10) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty-five percent (25%), the Unrestricted Interest Rate for the succeeding calendar month shall automatically be decreased by 25 basis points (25 b.p.) (0.25%) for each incremental twenty-five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. Notwithstanding the foregoing (and anything to the contrary contained herein), in no event shall either Interest Rate be less than zero percent (0%).

1.2 Minimum Monthly Principal Payments. Amortizing payments of the Amortizing Principal Amount shall begin on February 1, 2005 and shall recur on the first business day of each succeeding month thereafter until the Maturity Date (each, an "Amortization Date"). Subject to Article 3 below, beginning on the first Amortization Date, the Borrower shall make monthly payments to the Holder on each Repayment Date, each in the amount of $10,000.00 (the "Monthly Principal Amount") plus any accrued and unpaid interest to date on such portion of the Principal Amount plus any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related Agreement (collectively, the "Monthly Amount"); provided that, following a release of an amount of funds from the Restricted Account (as defined in the Restricted Account Agreement) for the purposes set forth in the Restricted Account Side Letter (other than with respect to a release that occurs as a result of a conversion of any Principal Amount) (each, a "Release Amount") each Monthly Principal Amount due on any Repayment Date following any such release shall be increased by an amount equal to (x) such Release Amount divided by (y) the sum of (I) the number of Repayment
Dates remaining until the Maturity Date plus (II) one (1).    Any Principal
Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

ARTICLE II

CONVERSION REPAYMENT

2.1 (a) Payment of Monthly Amount in Cash or Common Stock. By the fifth (5th) business day prior to each Amortization Date (the "Notice Date"), the Holder shall deliver to Borrower a written notice in the form of Exhibit A attached hereto indicating that portion of the Monthly Amount payable on that Repayment Date to be satisfied by the payment of cash or the issuance of Common Stock upon conversion of all or a portion of the Monthly Amount into shares of Common Stock, or a combination of both (each, a "Repayment Notice"). If a Repayment Notice is not delivered by the Holder on or before the applicable Notice Date for such Repayment Date, then the Borrower shall pay the Monthly Amount due on such Repayment Date in cash. Any portion of the Monthly Amount paid in cash on a Repayment Date, shall be paid to the Holder an amount equal to 102% of the Monthly Amount due and owing to Holder on the Repayment Date. If the Holder converts all or a portion of the Monthly Amount into shares of Common Stock as provided herein, the number of such shares to be issued by the Borrower to the Holder on such Repayment Date shall be the number determined by dividing (x) the dollar portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the then applicable Fixed Conversion Price. Any amounts converted by the Holder pursuant to this Section 2.2 shall be deemed to constitute payments of outstanding fees, interest and principal arising in connection with Monthly Amounts. For purposes hereof, the initial "Fixed Conversion Price" means $0.24.

(b) Monthly Amount Conversion Guidelines. Subject to Sections 2.1(a), 2.2, and 3.2 hereof, the Holder shall convert all of the Monthly Amount due on each Repayment Date into shares of Common Stock if the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the ten
(10) trading days immediately preceding such Repayment Date was greater than or equal to 115% of the then applicable Fixed Conversion Price; provided, however, that such conversions shall not exceed twenty-five percent (25%) of the aggregate dollar trading volume of the Common Stock for the five (5) day trading period immediately preceding delivery of a Repayment Notice to the Borrower.
Any part of the Monthly Amount due on a Repayment Date that the Holder has not converted into shares of Common Stock shall be paid by the Borrower in cash on such Repayment Date. Any part of the Monthly Amount due on such Repayment Date which must be paid in cash shall be paid in cash at the rate of 102% of the Monthly Amount otherwise due on such Repayment Date, within three (3) business days of the applicable Repayment Date.

2.2 No Effective Registration. Notwithstanding anything to the contrary herein, none of the Borrower's obligations to the Holder may be converted into Common Stock unless (i) either (x) an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in connection with satisfaction of such obligations exists or
(y) an exemption from registration of the Common Stock is available to pursuant to Rule 144 of the Securities Act and (ii) no Event of Default hereunder exists and is continuing, unless such Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

2.3 Optional Redemption in Cash. The Borrower will have the option of prepaying this Note ("Optional Redemption") by paying to the Holder a sum of money equal to one hundred thirty percent (130%) of the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement, or any Related Agreement (the "Redemption Amount"), outstanding on
the Redemption Payment Date (as defined below).   The Borrower shall give the
Holder written notice of its intent to effect an Optional Redemption (a "Notice of Redemption"), which Notice of Redemption shall specify the date for such Optional Redemption (the "Redemption Payment Date") which date shall be seven
(7) business days after the date of the Notice of Redemption (the "Redemption Period"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions initiated or made by the Holder pursuant to Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder.
In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void.

ARTICLE III

CONVERSION RIGHTS

3.1. Holder's Conversion Rights. The Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding principal amount of this Note, together with interest and fees due hereon, into shares of Common Stock subject to the terms and conditions set forth in this
Article III. The Holder may exercise such right by delivery to the Borrower of a written notice of conversion not less than one (1) day prior to the date upon which such conversion shall occur.

3.2 Conversion Limitation. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of warrants held by such Holder and 4.99% of the outstanding shares of Common Stock of the Borrower. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Holder may void the Conversion Share limitation described in this Section 3.2 upon 75 days prior notice to the Borrower or without any notice requirement upon an Event of Default.

3.3 Mechanics of Holder's Conversion. (a) In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion ("Notice of Conversion") to the Borrower and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

(b) Pursuant to the terms of the Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to Borrower of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Borrower of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion.
The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder provides the Borrower written instructions to the contrary.

3.4 Conversion Mechanics.

(a) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. In the event of any conversions of outstanding principal amount under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions of outstanding principal amount applying to Monthly Amounts for the remaining Repayment Dates in chronological order.

(b) The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

A. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Fixed Conversion Price or the Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

B. During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

C. Share Issuances. Subject to the provisions of this Section 3.4, if the Borrower shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder or its affiliates (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan approved by Borrower's Board of Directors, (iv) with respect to up to 1,000,000 shares of Common Stock (as calculated on the date hereof and appropriately adjusted for any subdivision, combination or similar event), so long as (x) such shares of Common Stock do not become freely tradeable (following the filing of an S-8 or otherwise) until such time as the initial Registration Statement referred to in the Registration Rights Agreement has been declared effective by the SEC and (y) no more than 200,000 of such shares of Common Stock are issued in any fiscal quarter of the Company, and (v) with respect to up to 2,000,000 shares of Common Stock (as calculated on the date hereof and appropriately adjusted for any subdivision, combination or similar event) so long as such shares are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset to such lower Offer Price at the time of issuance of such securities. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price at the time of issuance of such securities.

D. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

3.5 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. The Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

ARTICLE IV

EVENTS OF DEFAULT

Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable. In the event of such an acceleration, within five (5) days after written notice from Holder to Borrower (each occurrence being a "Default Notice Period") the amount due and owing to the Holder shall be 130% of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if any) (the "Default Payment"). If, with respect to any Event of Default, the Borrower cures the Event of Default, the Event of Default will be deemed to no longer exist and any rights and remedies of Holder pertaining to such Event of Default will be of no further force or effect. The Default Payment shall be applied first to any fees due and payable to Holder pursuant to the Note or the Related Agreements, then to accrued and unpaid interest due on the Note and then to outstanding principal balance of the Note.

The occurrence of any of the following events set forth in Sections 4.1 through 4.10, inclusive, is an "Event of Default":

4.1 Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower, and in any such case, such failure shall continue for a period of three (3) business days following the date upon which any such payment was due.

4.2 Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note, the Purchase Agreement or any Related Agreement in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

4.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein, in the Purchase Agreement, or in any Related Agreement shall be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

4.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

4.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

4.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

4.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice. The "Principal Market" for the Common Stock shall include the OTCBB, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

4.8 Failure to Deliver Common Stock or Replacement Note. The Borrower shall fail (i) to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, and Section 9 of the Purchase Agreement, if such failure to timely deliver Common Stock shall not be cured within two (2) business days or (ii) to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

4.9 Default Under Related Agreements or Other Agreements. The occurrence and continuance of any Event of Default as defined in the Related Agreements or any event of default (or similar term) under any other indebtedness.

4.10 Change in Control. The occurrence of a Change of Control. For the purposes of this Note a "Change of Control" shall be deemed to to have occured if (i) there occurs any consolidation, merger or other business combination of the Borrower with or into any other corporation or other entity or person (whether or not the Borrower is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Borrower prior to such event cease to own 50% or more of the voting stock of the Borrower, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act), (ii) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, or (iii) there is a replacement of more than one-half of the members of the Borrower's Board of Directors which is not approved by those individuals who are members of the Borrower's Board of Directors on the date thereof.

DEFAULT RELATED PROVISIONS

4.11 Payment Grace Period. Following the occurrence and continuance of an Event of Default beyond any applicable cure period hereunder, the Borrower shall pay the Holder a default interest rate of two percent (2%) per month on all amounts due and owing under the Note, which default interest shall be payable upon demand.

4.12 Conversion Privileges. The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

4.13  Cumulative Remedies.  The remedies under this Note shall be cumulative.

ARTICLE V

MISCELLANEOUS

5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

5.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. This Note shall not be assigned by the Borrower without the consent of the Holder.

5.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.6 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.7 Security Interest. The holder of this Note has been granted a security interest in certain assets of the Borrower more fully described in a Security Agreement dated as of the date hereof.

5.8 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Borrower has caused this Convertible Term Note to be signed in its name effective as of this 9th day of July, 2004.

RPM TECHNOLOGIES, INC.
By:________________________________
Name:______________________________
Title:_______________________________

WITNESS:


_______________________________


EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]


The Undersigned hereby converts $_________ of the principal due on [specify applicable Repayment Date] under the Convertible Term Note issued by RPM Technologies, Inc. dated July 8, 2004 by delivery of Shares of Common Stock of RPM Technologies, Inc. on and subject to the conditions set forth in Article III of such Note.


1.  Date of Conversion    _______________________

2.  Shares To Be Delivered: _______________________


By:_______________________________
Name:_____________________________
Title:______________________________


EXHIBIT B

CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of a Monthly Amount into Common Stock)

[Name and Address of Holder]


Holder hereby converts $_________ of the Monthly Amount due on [specify applicable Repayment Date] under the Convertible Term Note issued by RPM Technologies, Inc. dated July 8, 2004 by delivery of Shares of Common Stock of RPM Technologies, Inc. on and subject to the conditions set forth in Article III of such Note.


1.  Fixed Conversion Price: $_______________________

2.  Amount to be paid:    $_______________________

3.  Shares To Be Delivered (2 divided by 1):  __________________

4.  Cash payment to be made by Borrower : $_____________________




Date: ____________                      LAURUS MASTER FUND, LTD.
                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________